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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  August 10, 2004,
                Date of Report (Date of Earliest Event Reported)
                        EYE CARE CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)
            TEXAS                     033-70572             74-233775
(State or other jurisdiction of   (Commission  file      (IRS employer
of incorporation or organization)      number)         identification  no.)
                                11103 WEST AVENUE
                            SAN ANTONIO, TEXAS 78213-1392
               (Address of Principal Executive Offices) (Zip Code)
                                 (210) 340-3531
              (Registrant's telephone number, including area code)


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                              ITEM 5. OTHER EVENTS


EYE  CARE  CENTERS  OF  AMERICA,  INC.  REPORTS  SECOND  QUARTER  2004  RESULTS

San Antonio, Texas Eye Care Centers of America reported on form 10-Q net revenues of $94.1 million for the thirteen weeks ended June 26, 2004, a 4.9% increase over net revenues of $89.7 million for the thirteen weeks ended June 28, 2003. Comparable store sales for the thirteen weeks ended June 26, 2004 increased 0.2% versus the prior year's second quarter. Net revenues for the twenty-six weeks ended June 26, 2004 were $206.2 million, an increase of 7.4% over net revenues of $192.0 million for the twenty-six weeks ended June 28, 2003. Comparable store sales increased 2.7% for the first half of 2004.

Adjusted earnings, before interest, taxes, depreciation, and amortization (Adjusted EBITDA) were $11.2 million for the thirteen weeks ended June 26, 2004, an 8.9% decrease to the $12.3 million produced in the thirteen weeks ended June 28, 2003. Adjusted EBITDA for the twenty-six week ended June 26, 2004 was $34.7 million, a 5.2% increase over $33.0 million produced for the comparable twenty-six week period of 2003. Please refer to the reconciliation of net income to Adjusted EBITDA at the end of this announcement.

Net income for the thirteen week period ended June 26, 2004 was $1.7 million versus $0.9 million for the comparable thirteen weeks in 2003. Net income remained flat at $11.3 million for the twenty-six weeks ended June 26, 2004 and June 28, 2003, respectively.

The Company opened three new stores in the second quarter of fiscal 2004 and has opened a total of six stores in the first two quarters of fiscal 2004.

Selling, general and administrative expenses for the thirteen weeks ended June 26, 2004 were $56.7 million, or $3.1 million above the thirteen weeks ended June 28, 2003. Higher retail payroll and advertising costs contributed to the dollar increase. For the twenty-six weeks ended June 26, 2004, selling, general and administrative expenses were $116.2 million compared to $109.5 million for the twenty-six weeks ended June 28, 2003. The percentage to optical sales decreased to 56.9% as of June 26, 2004 compared to 57.6% for the twenty-six weeks ended June 28, 2003. The decrease in percentage is primarily due to leverage on depreciation and overhead expenses.

On May 7, 2004 Eye Care Centers of America filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (SEC) for an initial public offering of Income Units, where each Income Unit will represent a share of newly issued class A common stock and a newly issued senior subordinated note. The transactions contemplated by this Registration Statement are subject to SEC approval and we can provide no assurance that these transactions will be completed. A copy of the Registration Statement is publicly available at http://www.sec.gov.

Eye Care Centers of America currently operates 377 stores in 33 states, including 313 directly-owned optical stores and 64 stores owned by optometrists' professional entities and managed by the Company under management agreements. Trade names are: EyeMasters , Binyon's , Visionworks , Hour Eyes , Stein Optical , VisionWorld , Doctor's VisionWorks , Doctor's ValuVision , Dr. Bizer's ValuVision , Dr. Bizer's VisionWorld , and EYE DRx .

Forward-Looking  Statements:

Certain statements contained herein constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, budgets and plans and objectives of management for future operations are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those contemplated or projected, forecasted, estimated or budgeted in or expressed or implied by such forward-looking statements. Such factors include, among others, the risk and other factors set forth under "Risk Factors" in our Annul Report on Form 10-K for fiscal 2003 as well as the following: general economic and business conditions; industry trends; the loss of major customers, suppliers or managed vision care contracts; cost and availability of raw materials; changes in business strategy or development plans; availability and quality of management; and availability, terms and deployment of capital. SPECIAL ATTENTION SHOULD BE PAID TO THE FACT THAT CERTAIN STATEMENTS CONTAINED HEREIN ARE FORWARD-LOOKING INCLUDING, BUT NOT LIMITED TO, STATEMENTS RELATING TO (I) OUR ABILITY TO EXECUTE OUR BUSINESS STRATEGY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO NEW STORE OPENINGS AND INCREASING OUR PARTICIPATION IN MANAGED VISION CARE PROGRAMS); (II) OUR ABILITY TO OBTAIN SUFFICIENT RESOURCES TO FINANCE OUR WORKING CAPITAL AND CAPITAL EXPENDITURE NEEDS AND PROVIDE FOR OUR OBLIGATIONS; (III) THE CONTINUING SHIFT IN THE OPTICAL RETAIL INDUSTRY OF MARKET SHARE FROM INDEPENDENT PRACTITIONERS AND SMALL REGIONAL CHAINS TO LARGER OPTICAL RETAIL CHAINS; (IV) INDUSTRY SALES GROWTH; (V) IMPACT OF REFRACTIVE SURGERY AND OTHER CORRECTIVE VISION TECHNIQUES; (VI) DEMOGRAPHIC TRENDS; (VII) OUR MANAGEMENT ARRANGEMENTS WITH PROFESSIONAL CORPORATIONS; (VIII) OUR ABILITY TO OBTAIN ADDITIONAL FINANCING TO REPAY OUR CREDIT FACILITY OR NOTES AT MATURITY AND (IX) THE CONTINUED MEDICAL INDUSTRY EFFORTS TO REDUCE MEDICAL COSTS AND THIRD PARTY REIMBURSEMENTS.

RECONCILIATION  OF ADJUSTED EBITDA TO NET INCOME          (dollars in thousands)
------------------------------------------------

Net  Income                                                        $  1,732
Depreciation  and  amortization                                       4,469
Interest  expense                                                     4,837
                                                                      -----

EBITDA                                                              $11,038
Thomas  H.  Lee  Partners,  L.P.  Management  Fees                      125
                                                                 ----------

Adjusted  EBITDA                                                    $11,163
                                                                    =======



                                                  COMPANY CONTACT: ALAN E. WILEY
                                                EXECUTIVE VICE PRESIDENT, C.F.O.
                                                                    210-524-6690



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               EYE CARE CENTERS OF AMERICA, INC.

                             /s/  Alan  E.  Wiley
August  11,  2004     ______________________________
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Dated                Executive  Vice  President  and
                     Chief  Financial  Officer